EXHIBIT (i)(2)

CONSENT OF COUNSEL

I consent to the incorporation by reference in this Post-Effective Amendment No. 107 to the Registration Statement of Eaton Vance Series Trust II (1933 Act File No. 002-42722) of my opinion dated May 1, 2014, which was filed as Exhibit (i) to Post-Effective Amendment No. 92.

/s/ David D. Barr
David D. Barr, Esq.

October 26, 2017

Boston, Massachusetts

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